2012 Year End Earnings Presentation Supplement March 2013 Exhibit 99.1

Forward-Looking Statements

This document contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Walter
Investment's plans, beliefs, objectives, expectations and intentions and other statements that are not historical or current facts.
Forward-looking statements are based on Walter Investment's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change.  Accordingly, actual results may be materially higher or lower than those projected. The inclusion of such projections herein should not be regarded as a representation by Walter Investment that the projections will prove to be correct. This document speaks only as of this date. Walter Investment disclaims any duty to update the information herein except as otherwise required by law.
Factors that could cause Walter Investment's results to differ materially from current expectations or affect the Company’s ability to achieve anticipated core earnings and EBITDA include, but are not limited to:
• Regulatory changes and changes in delinquency and default rates that could adversely affect the costs of our businesses such that they are higher than expected;
•
Prepayment speeds, delinquency and default rates of the portfolios we service;
• Our inability to achieve anticipated incentive fees, which are subject to certain factors beyond the Company’s control and which are difficult to estimate with any degree of certainty in advance;
• The achievement of anticipated volumes and margins from the origination of both forward and reverse mortgages, which can be affected by multiple factors, many of which are beyond our control;
• Assumptions with regard to the HARP eligible population of the portfolios we service, customer take up rates, our recapture rates, the origination margins for HARP refinancing and anticipated changes to the HARP program which may increase competition;
• Assumptions with regard to contributions from originations are also subject to the integration of the ResCap origination and capital markets platforms, and the organizational structure, capital requirements and performance of the business after the acquisition;
• The closing of the Security One Lending acquisition, and other business and asset acquisitions on schedule, and the addition of new business in 2013;
• The timely and efficient transfer of assets acquired to the Company’s platforms and the efficient integration of the acquired businesses, including achievement of synergies related thereto;
• The accuracy of our expectations regarding the value of, and contributions from, acquired MSRs, related intangibles and other assets, including the accuracy of our assumptions as to the performance of the assets we acquire, which are subject to and affected by many factors, some of which are beyond our control, and could differ materially from our estimates;
• Errors in our financial models or changes in assumptions could result in our estimates and expectations being materially inaccurate which may adversely affect our earnings;
•
The effects of competition on our existing and potential future business;
•
Our ability to service our existing or future indebtedness;
•
Other factors that may affect the Company’s earnings or costs; and
• Other factors relating to our business in general as detailed in Walter Investment's 2012 Annual Report on Form 10-K and other periodic reports filed with the U.S. Securities and Exchange Commission.

Non-GAAP Financial Measures
To supplement Walter Investment’s consolidated financial statements prepared in accordance with GAAP and to better reflect period-
over-period comparisons, Walter Investment uses non-GAAP financial measures of performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure, calculated and presented in accordance with GAAP. Non-GAAP financial measures do not replace and are not superior to the presentation of GAAP financial results, but are provided to (i) measure the Company’s financial performance excluding depreciation and amortization costs, corporate and MSR facility interest expense, transaction and merger integration-related costs, certain other non-cash adjustments, the net impact of the consolidated Non-Residual Trust VIEs and certain other items as defined by our senior secured credit agreement, including, but not limited to pro-forma synergies, (ii) provide investors a means of evaluating our core operating performance and (iii)
improve overall understanding of Walter Investment’s current financial performance and its prospects for the future.
Specifically, Walter Investment believes the non-GAAP financial results provide useful information to both management and investors regarding certain additional financial and business trends relating to financial condition and operating results. In addition, management uses these measures for reviewing financial results and evaluating financial performance. The non-GAAP adjustments for all periods presented are based upon information and assumptions available as of the date of this presentation. Reconciliations can be found in the
Appendix to this presentation and our press release dated March 18, 2013.  Because we do not predict special items that might occur in the future, and our outlook is developed at a level of detail different than that used to prepare GAAP financial measures, we are not providing a reconciliation to GAAP of our forward-looking financial measures for the year ending December 31,2013.

Depreciation and Amortization
(1)

(1)
Purchase price allocation, depreciation and amortization
amounts are preliminary and subject to change.
~$810 MN Purchase Price for ResCap & BAC
Acquisitions
~$480 MN allocated to MSR
& related intangibles
Typical MSR amortization
against core Servicing &
related earnings of ~$60
MN in 2013
~$260 MN allocated to
Origination Intangible
associated with retention
& recapture opportunity
Accelerated amortization of
>50% in 2013 associated
with HARP (~$140 MN);
amortization normalizes
to ~$35 MN in 2014
~$70 MN allocated to
goodwill & platform
Additional ~$4 MN step-up
depreciation on ResCap
platform
Depreciation and Amortization Guidance
Elevated 2013 amortization driven by unique HARP
opportunity with amortization expected to normalize in
2014 and beyond.
2013: $250 MN Net of
Step-Up Depreciation
~$330 MN Total D&A
2014: $115 MN Net of
Step-Up Depreciation
~$190 MN Total D&A
~$80 MN step-up
depreciation (GT,
ResCap Platform & RMS
acquisitions) added back
to Core Earnings
~$75 MN for step-up
depreciation added back
to Core Earnings
~$140 MN amortization of
origination Intangible
~$35 MN amortization of
origination intangible
~$60 MN MSR amortization
for ResCap & BAC;
~$20 MN MSR amortization
for other portfolios
~$60 MN MSR amortization
for all portfolios
~$30 MN fixed asset
depreciation and
amortization
~$20 MN fixed asset
depreciation and
amortization

Portfolio Run Off Rates
Portfolio net run-off guidance of 25% - 28%:
• Includes both voluntary and involuntary prepayments (CPR+CDR)
• Speeds driven by GSE 1   lien portfolio
• Gross speeds are comparable to market data available for similar portfolios
Opportunity to improve estimated net speeds over the course of 2013
• Loans fully boarded to the high-touch GT platform
Reduced CDR through improved servicing performance
Effective, integrated lead hand-off from servicing platform to originations platform
• Exceed targeted recapture rates with ramp in originations pipeline
Innovative marketing programs
Portfolio net run off rate should moderate to historical norms in 2014 and beyond
• Subject to extension of HARP, new government sponsored programs, etc.
Opportunity to Out Perform Anticipated Net Run-Off Rates

st

2013 – 2014 Outlook

2013 Base Performance and Earnings Drivers:
Reduce net speeds
• Servicing performance
• CDR Reduction
• Highly efficient transfers
Accelerate recapture ramp
• Drives origination contribution / extends duration
Convert pipeline opportunities
Transitional first quarter
Execution is the key to a successful 2013
2014 Base Performance and Earnings Drivers:
Q4 2013 run rate (excluding forward originations) ~ $400 MN annualized
Ramp extends through 2014 as portfolios mature to earnings peak
Contribution as 2013 new business matures
Forward originations platform transitions from HARP
• Multi-channel
• Expense reduction opportunity through systems upgrade
Growth in core servicing and ancillary businesses would significantly offset reduced origination opportunity

Appendix

Use of Non-GAAP Measures

Generally Accepted Accounting Principles (“GAAP”) is the term used to refer to the standard framework of guidelines for financial accounting.  GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements.  In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future.
Core earnings (pre-tax and after-tax) ,core earnings per share and Adjusted EBITDA are financial measures that are not in accordance with GAAP.  See the
Definitions included in the presentation for a description of how these items are reported and see the Non-GAAP Reconciliations for a reconciliation of these measures to the most directly comparable GAAP financial measures.
The Company believes that these Non-GAAP Financial Measures can be useful to investors because they provide a means by which investors can evaluate the Company’s underlying key drivers and operating performance of the business, exclusive of certain adjustments and activities that investors may consider to be unrelated to the underlying economic performance of the business for a given period.
Use of Core Earnings and Adjusted EBITDA by Management
The Company manages the business based upon the achievement of core earnings, Adjusted EBITDA and similar targets and has designed certain management incentives based upon the achievement of Adjusted EBITDA in order to assess the underlying operational performance of the continuing operations of the business for the year and to have a basis to compare underlying operating results to prior and future periods.
Limitations on the Use of Core Earnings and Adjusted EBITDA
Since core earnings (pre-tax and after-tax) and core earnings per share measure the Company’s financial performance excluding depreciation and amortization costs related to acquisitions, share-based compensation expense, transaction and merger integration-related costs, certain other non-cash adjustments, and the net impact of the consolidated Non-Residual Trust VIEs, they may not reflect all amounts associated with our results as determined in accordance with GAAP.
Adjusted EBITDA measures the Company’s financial performance excluding depreciation and amortization costs, corporate and MSR facility interest expense, transaction and merger integration-related costs, share-based compensation expense, certain other non-cash adjustments, the net impact of the consolidated
Non-Residual Trust VIEs and certain other items as defined by our senior secured credit agreement, including, but not limited to pro-forma synergies, they may not reflect all amounts associated with our results as determined in accordance with GAAP
Core earnings (pre-tax and after-tax), core earnings per share and Adjusted EBITDA involve differences from segment profit (loss), income (loss) before income taxes, net income (loss), basic earnings (loss) per share and diluted earnings (loss) per share computed in accordance with GAAP. Core earnings
(pre-tax and after-tax) ,core earnings per share  and Adjusted EBITDA should be considered as supplementary to, and not as a substitute for, segment profit
(loss), income (loss) before income taxes, net income (loss), basic earnings (loss) per share and diluted earnings (loss) per share computed in accordance with GAAP as a measure of the Company’s financial performance.
Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP earnings.  Further, the non-GAAP measures presented by Walter Investment may be defined or calculated differently from similarly titled measures of other companies.

Definitions

Core Earnings This disclaimer applies to every usage of Core Earnings and related terms such as Pre Tax Core Earnings, Core Earnings After Taxes and Core
Earnings Per Share (“EPS”) in this document.  Core Earnings is a metric that is used by management to exclude certain items in an attempt to provide a better earnings per share metric to evaluate the Company’s underlying key drivers and operating performance of the business, exclusive of certain adjustments and activities that investors may consider to be unrelated to the underlying economic performance of the business for a given period.  Core Earnings excludes depreciation and amortization costs related to business combination transactions, transaction and merger integration-related costs, share-based compensation expense, certain other non-cash adjustments, and the net impact of the consolidated Non-Residual Trust VIEs.  Core Earnings includes both cash and non-cash gains from forward mortgage origination activities.  Non-cash gains are net of non-cash charges or reserves provided.  Core Earnings excludes the impact of fair value option (“FVO”) accounting and includes cash gains for reverse mortgage origination activities.  Core Earnings may also include other adjustments, as applicable based upon facts and circumstances, consistent with the intent of providing investors a means of evaluating our core operating performance.
Adjusted EBITDA This disclaimer applies to every usage of Adjusted EBITDA and related terms such as Pro-Forma Adjusted EBITDA and Adjusted EBITDA per share in this document. Adjusted EBITDA is a key performance metric used by management in evaluating the performance of our Company and its segments.
Adjusted EBITDA is generally presented in accordance with its definition in the Company’s senior secured credit agreement, with certain exceptions, and represents income before income taxes, depreciation and amortization, interest expense on corporate debt, transaction and integration related costs, the net effect of the non-residual VIEs and certain other non-cash income and expense items. Adjusted EBITDA includes both cash and non-cash gains from forward mortgage origination activities.  Adjusted EBITDA excludes the impact of fair value option (“FVO”) accounting and includes cash gains for reverse mortgage origination activities.  Pro-Forma Adjusted EBITDA includes an adjustment to reflect pro-forma synergies in 2011 and 2012 and to reflect Green Tree as having been acquired at the beginning of the year for periods prior to the actual acquisition date.  Adjusted EBITDA may also include other adjustments, as applicable based upon facts and circumstances, consistent with the intent of providing investors a means of evaluating our core operating performance. The definition of
Adjusted EBITDA used in this presentation differs from the definition in the Company’s senior secured credit agreement principally in that (i) the credit agreements include a pro forma adjustment to the projected EBITDA of acquisitions that were made less than twelve months ago and (ii) the senior secured credit agreement does not include the non-cash gains from forward mortgage origination activities in Adjusted EBITDA.
2013 Estimated Adjusted EBITDA and other amounts or metrics that relate to future earnings projections are forward-looking and subject to significant business, economic, regulatory and competitive uncertainties, many of which are beyond the control of Walter Investment and its management, and are based upon assumptions with respect to future decisions, which are subject to change.  Actual results will vary and those variations may be material.  Nothing in this presentation should be regarded as a representation by any person that this target will be achieved and the Company undertakes no duty to update this target.
Please refer to the introductory slides of this presentation, as well as additional disclosures in this Appendix and in our Form 10-K and other filings with the SEC, for important information regarding Forward Looking Statements and the use of Non-GAAP Financial Measures.

2012 Adjusted EBITDA
(1)
For the Year Ended Full Year Combined
December 31, 2012 December 31, 2011 December 31, 2012 December 31, 2011
(Loss)/income before income taxes (55.1) $                         (3.3) $                            (35.5) $                         39.1 $
Add:
Deprecation and amortization 26.0                              26.7                              99.7                              63.9
Interest expense on debt 17.2                              21.0                              77.3                              58.9
EBITDA (11.9)                            44.4                              141.5                            161.9
Add:
Losses on extinguishment of debt 48.6                              -                                48.6                              -
Non-cash share-based compensation expense 3.0                                2.3                                14.2                              33.9
Provision for loan losses 5.2                                2.7                                13.4                              5.9
Transaction and integration-related costs 9.2                                4.3                                15.8                              19.2
Residual Trusts cash flows 3.2                                (0.3)                               9.3                                9.1
Pro forma synergies -                                3.7                                3.8                                16.8
Non-cash interest expense 4.2                                1.2                                6.1                                4.4
Non-cash fair value adjustment 2.6                                -                                2.6                                -
Net impact of Non-Residual Trusts 3.3                                3.2                                0.9                                (5.5)
Other 0.2                                -                                3.5                                -
Sub-total 79.5                              17.1                              118.2                            83.8
Less:
Non-cash interest income (3.5)                               (4.7)                               (18.0)                             (21.0)
Pro forma monetized assets -                                -                                -                                (13.3)
Other -                                (1.8)                               -                                (0.4)
Sub-total (3.5)                               (6.5)                               (18.0)                             (34.7)
Adjusted EBITDA 64.1 $                          55.0 $                           241.7 $                        211.0 $
For the Three Months Ended
(1) Adjusted EBITDA is presented in accordance with its definition in the Company’s credit agreements and represents income before income taxes, depreciation and amortization, interest expense on corporate debt, transaction and integration related costs, the net effect of the non-residual VIEs and certain other non-cash income and expense items.
Adjusted EBITDA 2011 also includes an adjustment to reflect pro-forma synergies and, for periods prior to the acquisition, adjustments to reflect Green Tree as having been acquired at the beginning of the year.